First Quarter 2017 Investor Presentation Exhibit 99.1

Cautionary Statements
Forward-Looking Information
This presentation may include forward-looking statements by the Company and our authorized officers pertaining to such matters as our goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals.
Forward-looking statements are typically indentified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,”
and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally,
forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future
events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.
Our forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; our ability to obtain the necessary shareholder and regulatory approvals of any acquisitions we may propose, our ability to successfully integrate any assets, liabilities, customers, systems, and management
personnel we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames;
changes
in
legislation,
regulations,
and
policies;
and
a
variety
of
other
matters
which,
by
their
nature,
are
subject
to
significant
uncertainties
and/or
are
beyond our control.
More information regarding some of these factors is provided in the Risk Factors section of our Form 10-K for the year ended December 31, 2016 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.
Our Supplemental Use of Non-GAAP Financial Measures
This presentation may contain certain non-GAAP financial measures which management  believes to be useful to investors in understanding the
Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks. Such non-GAAP financial measures are supplemental to, and are not to be considered in isolation or as a substitute for, measures calculated in
accordance with GAAP.

ASSETS
DEPOSITS
MULTI-FAMILY
LOANS
MARKET
CAP
TOTAL
RETURN
ON
INVESTMENT
$48.8 billion
$28.7 billion
$27.1 billion
$6.8 billion
4,237%
With assets of
$48.8 billion at
3/31/17, we are
the 22nd largest
U.S. bank holding
company.
With deposits of
$28.7 billion and
255 branches in
Metro New York,
New Jersey, Ohio,
Florida, and
Arizona at 3/31/17,
we rank 28th
among the nation’s
largest
depositories.
With a portfolio of
$27.1 billion at
the end of March,
we are a leading
producer of multi-
family loans in
New York
City.
With a market cap
of $6.8 billion
at
3/31/17, we rank
25th
among the
nation’s publicly
traded banks and
thrifts.
From 11/23/93
through 3/31/17,
we provided our
charter investors
with a total return
on investment of
4,237%.
(a)
We rank among the largest U.S. bank holding
companies.
(a)
Bloomberg
Note:  Except as otherwise indicated, all industry data was provided by S&P Global Market Intelligence as of 6/1/17.

OUR BUSINESS MODEL

STRATEGIC LOAN PRODUCTION

$20,714
$23,849
$25,989
$26,961
$27,054
12/31/13
12/31/14
12/31/15
12/31/16
3/31/17
PORTFOLIO
STATISTICS
AT
OR
FOR
THE
3 MONTHS
ENDED
3/31/17
MULTI-FAMILY
LOAN
PORTFOLIO
(in millions)
Originations:
$7,417
$7,584
$9,214
$5,685
$955
Net Charge-Offs
(Recoveries):
$11
$(0)
$(4)
$(0)
$(0)
We are a leading producer of multi-family loans on non-luxury buildings in NYC with rent-regulated units.

% of non-covered loans held for
investment = 72.5%
Average principal balance = $5.5
million
Weighted average life = 3.3 years
% of our multi-family loans located
in Metro New York = 77.5%
% of HFI loan originations = 57.7%

The way we lend in this market niche has distinguished our
performance from that of other multi-family lenders.
Of the loans in our portfolio that are collateralized by multi-family buildings in the five boroughs of New York City, 88% are collateralized by buildings with rent-
regulated units featuring below-market rents.
Rent-regulated
buildings
are
more
likely
to
retain
their
tenants
–
and,
therefore,
their
revenue
stream
–
in
downward
credit
cycles.
Together with our conservative underwriting standards, our focus on multi-family lending in this niche market has resulted in our record of superior asset quality.
Over the course of our public life, losses on multi-family loans have amounted to a mere $145.5 million, representing 0.20% of the $73.1 billion of multi-family loans we have originated since 1993.
Multi-family loans are less costly to produce and service than other types of loans, and therefore contribute to our superior efficiency.

$7,366
$7,637
$7,860
$7,727
$7,536
12/31/13
12/31/14
12/31/15
12/31/16
3/31/17
(in millions)
Originations:
$2,168
$1,661
$1,842
$1,180
$250
Net Charge-Offs
(Recoveries):
$0
$1
$(1)
$(1)
$(0)
Commercial real estate lending has been a logical
extension of our emphasis on multi-family loans.
PORTFOLIO
STATISTICS
AT
OR
FOR
THE
3
MONTHS
ENDED
3/31/17
% of non-covered loans held for
investment = 20.2%
Average principal balance = $5.6
million
Weighted average life = 3.1 years
%
of
our
CRE
loans
located
in
Metro
New York = 89.9%
% of HFI
loan originations = 15.1%
COMMERCIAL REAL ESTATE
L
OAN
PORTFOLIO

$172
$635
$895
$1,286
$1,318
12/31/13
12/31/14
12/31/15
12/31/16
3/31/17
SPECIALTY
FINANCE
LOAN
AND
LEASE
PORTFOLIO
(in millions)
Originations:
$258
$848
$1,068
$1,266
$269
Net charge-Offs:
$0
$0
$0
$0
$0
The launch of our specialty finance business provided
us with another lending niche of high quality.
•
Syndicated asset-based (ABLs) and dealer floor-
plan (DFPLs) loans
•
Equipment loan and lease financing (EF)
•
Large corporate obligors
•
Investment grade or near-investment grade
ratings
•
Mostly publicly traded
•
Participants in stable, nationwide industries
•
Floating rates tied to LIBOR (ABLs and DFPLs)
•
Fixed rates at a spread over treasuries (EF)
•
We require a perfected first-security interest in
or outright ownership of the underlying collateral
•
Loans are structured as senior debt or as non-
cancellable leases
•
Transactions are re-underwritten in-house
•
Underlying documentation reviewed by counsel
LOAN TYPES
PRICING
CLIENT
CHARACTERISTICS
RISK-AVERSE
CREDIT
&
UNDERWRITING
STANDARDS

ASSET QUALITY

(a)
Non-performing loans and total loans exclude covered loans and non-covered purchased credit-impaired (“PCI”) loans.
(b)
Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
Our record of asset quality in downward credit cycles has
consistently distinguished us from our industry peers.
S & L CRISIS
GREAT
RECESSION
CURRENT
CREDIT
CYCLE
Average NPLs/Total Loans
NYCB: 2.08%
SNL U.S. Bank and Thrift Index: 3.34%
Average NPLs/Total Loans
NYCB: 1.43%
SNL U.S. Bank and Thrift Index: 2.89%
Average NPLs/Total Loans
NYCB: 0.47%
SNL U.S. Bank and Thrift Index: 1.50%
NON-PERFORMING
LOANS
(a)(b)
/ TOTAL
LOANS
(a)
2.91%
4.00%
4.05%
3.41%
2.35%
1.46%
2.48%
2.10%
2.83%
1.51%
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
1.11%
2.71%
4.17%
3.56%
0.11%
0.51%
2.47%
2.63%
12/31/07
12/31/08
12/31/09
12/31/10
2.60%
2.22%
1.66%
1.26%
1.07%
0.76%
0.94%
1.28%
0.96%
0.35%
0.23%
0.13%
0.15%
0.16%
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
3/31/17
SNL U.S Bank and Thrift Index
NYCB

S & L CRISIS
Few of our non-performing loans have resulted in
actual losses.
GREAT
RECESSION
CURRENT
CREDIT
CYCLE
NET
CHARGE-OFFS
/
AVERAGE
LOANS
5-Year Total
NYCB:  17 bp
SNL U.S. Bank and Thrift Index: 540 bp
4-Year Total
NYCB: 37 bp
SNL U.S. Bank and Thrift Index: 803 bp
6.25-Year Total
NYCB: 53 bp
SNL U.S. Bank and Thrift Index: 536 bp
*
* Non-annualized

SNL U.S. Bank
and Thrift Index
NYCB
0.54%
1.28%
1.50%
1.17%
0.91%
0.00%
0.00%
0.04%
0.07%
0.06%
1989
1990
1991
1992
1993
0.68%
1.63%
2.83%
2.89%
0.00%
0.03%
0.13%
0.21%
2007
2008
2009
2010
1.77%
1.24%
0.76%
0.53%
0.46%
0.47%
0.13%
0.35%
0.13%
0.05%
0.01%
0.01%
2011
2012
2013
2014
2015
2016
1Q 2017
(0.02)%
0.00%

The quality of our assets reflects the nature of our
lending niche and our strong underwriting standards.
C
ONSERVATIVE
UNDERWRITING
Conservative loan-to-value ratios
Conservative debt service coverage ratios: 120% for multi-family loans and 130% for CRE loans
Multi-family and CRE loans are based on the lower of economic or market value.
A
CTIVE
BOARD
I
NVOLVEMENT
The Mortgage Committee and the Credit Committee approve all mortgage loans >$50 million and all “other C&I” loans >$5 million; the Credit Committee also approves all specialty finance loans >$15 million.
A member of the Mortgage or Credit Committee participates in inspections on multi-family loans in excess of $7.5 million, and CRE and ADC loans in excess of $4.0 million.
All loans of $20 million or more originated by the Community Bank and all loans of $10 million or more originated by the Commercial Bank are reported to the Board.
MULTIPLE
A
PPRAISALS
All properties are appraised by independent appraisers.
All independent appraisals are reviewed by in-house appraisal officers.
A second independent appraisal review is performed on loans that are large and complex.
R
ISK
-A
VERSE
M
IX
OF
N
ON
-C
OVERED
L
OANS
H
ELD
FOR
I
NVESTMENT
(
AT
3/31/17)
Multi-family:  72.5%
CRE:  20.2%
One-to-Four Family:  1.1%
ADC:  1.0%
Commercial & Industrial:  5.1%

EFFICIENCY

Efficiency has been another Company hallmark.
EFFICIENCY
RATIO
(a)
(a)
We calculate our efficiency ratio by dividing our operating expenses by the sum of our net interest income and our non-interest income.
61.27%
50.99%
1Q 2017
SNL U.S. Bank
and Thrift Index
NYCB
HISTORICAL
DRIVERS
OF
OUR
EFFICIENCY
•
Multi-family and CRE lending are both
broker-driven, with the borrower paying fees
to the mortgage brokerage firm.
•
Products and services are typically
developed by third-party providers; their
sales are a complementary source of
revenues.
•
Franchise expansion has largely stemmed
from mergers and acquisitions; we rarely
engage in de novo branch development.
•
Most of our deposits have been acquired
through earnings-accretive acquisitions.
Multi-family and CRE lending are both
broker
-
driven, with the borrower paying fees
to the mortgage brokerage firm.
Products and services are typically
developed by third-party
providers;
their
sales are a complementary source of
revenues.
Franchise expansion has largely stemmed
from mergers and acquisitions; we rarely
engage in de novo branch development.
Most of our deposits have been acquired
through earnings
-
accretive acquisitions.

36%
51%
2010
1Q 2017
Key infrastructure investments to date include:
—
Enhanced ERM and corporate governance frameworks
—
Bottom-up capital planning and stress testing
capabilities
—
Substantial expansion of regulatory compliance staff
Depending on when we cross the SIFI threshold, the
cost of SIFI compliance may reflect:
—
Further investment in our IT infrastructure and
personnel
—
Preparations for CCAR reporting in 2020
—
Development of a living will for 2019
Following the enactment of the Dodd-Frank Act, we began allocating significant resources towards SIFI preparedness.
The degree to which we have already leveraged the cost of SIFI compliance is reflected in the ~ 1,500-basis point increase in our efficiency ratio since the enactment of Dodd-Frank.
Our efficiency ratio has increased significantly since
the enactment of Dodd-Frank.
NYCB
EFFICIENCY R
ATIO
PRIOR TO AND SINCE
DODD-FRANK
PREPARING
FOR
SIFI
STATUS
SIFI
COMPLIANCE

RESIDENTIAL MORTGAGE BANKING

We are a nationwide producer of 1-4 family loans.
F
EATURES
Loan production is driven by our proprietary real time, web-
accessible
mortgage
banking
technology
platform,
which
securely
controls
the
lending
process
while
mitigating
business
and regulatory risks.
Approximately
900 approved clients include community banks,
credit
unions,
mortgage
companies,
and
mortgage
brokers.
100%
of
loans
funded
are
full
documentation,
prime
credit
loans.
At 3/31/2017, loans serviced for GSEs totaled $21.2 billion.
CREDIT
QUALITY
As of 3/31/2017, 99.7% of all funded loans were current.
LIMITED
R
EPURCHASE
R
ISK
Of the $49.3 billion of 1-4 family loans sold to GSEs since 2010
–
when
we
launched
our
mortgage
banking
business
–
only
29
loans
totaling
$8.3 million (0.017%) have been repurchased.

GROWTH THROUGH ACQUISITIONS

We have a long history of earnings-accretive
transactions.
The number of branches indicated for our transactions is the number of branches in our current franchise that stemmed from each.
1.  Nov. 2000
Haven Bancorp
(HAVN)
Assets:
$2.7 billion
Deposits:
$2.1 billion
Branches: 25
2.  July 2001
Richmond County
Financial Corp.
(RCBK)
Assets:
$3.7 billion
Deposits:
$2.5 billion
Branches: 24
3.  Oct. 2003
Roslyn Bancorp,
Inc. (RSLN)
Assets:
$10.4 billion
Deposits:
$5.9 billion
Branches: 38
4.  Dec. 2005
Long Island
Financial Corp.
(LICB)
Assets:
$562 million
Deposits:
$434 million
Branches: 9
5.  April 2006
Atlantic Bank of
New York (ABNY)
Assets:
$2.8 billion
Deposits:
$1.8 billion
Branches:
14
6.  April 2007
PennFed Financial
Services, Inc.
(PFSB)
Assets:
$2.3 billion
Deposits:
$1.6 billion
Branches:
21
7.  July 2007
NYC branch
network of Doral
Bank, FSB (Doral-
NYC)
Assets:
$485 million
Deposits:
$370 million
Branches: 11
8.  Oct. 2007
Synergy Financial
Group, Inc.
(SYNF)
Assets:
$892 million
Deposits:
$564 million
Branches:
16
9.  Dec. 2009
AmTrust Bank
Assets:
$11.0 billion
Deposits:
$8.2 billion
Branches: 64
10.  March 2010
Desert Hills Bank
Assets:
$452 million
Deposits:
$375 million
Branches: 3
11.  June 2012
Aurora Bank FSB
Assets:
None
Deposits:
$2.2 billion
Branches: 0
Payment
Received:
$24.0 million
Transaction Type:
Savings Bank
Commercial Bank
Branch
FDIC
Deposit

The termination of the Astoria merger was due to external
factors, and continues to impact the value of our shares.
Financially and strategically, the Astoria merger was a well-conceived transaction.
Both our shareholders and Astoria’s overwhelmingly approved the merger.
The regulatory approval process was significantly lengthened by virtue of the fact that in approving the merger, our regulators would also be approving the creation of a new SIFI bank.
As a result, the merger agreement expired before the regulatory approval process was completed.
While extending the agreement was an option, the decision to terminate the agreement was also impacted by external factors faced by Astoria’s board.
While our performance continues to reflect the impact of the merger’s termination, we remain optimistic about our prospects, given the consistent strength of our business model, our historical capacity for value creation, and our anticipation of regulatory change.

1Q 2017 PERFORMANCE HIGHLIGHTS

(dollars in thousands, except per share data)
1Q 2017
Strong Profitability Measures:
Earnings
$103,957
Earnings per common share
$0.21
Return on average assets
0.85%
Return on average common stockholders’ equity
6.76
Return on average tangible assets
0.90
Return on average tangible stockholders’ equity
11.20
Net interest margin
2.71
Efficiency ratio
50.99
Income Statement Highlights
(a)
ROTA and ROTCE are non-GAAP financial measures. Please see page 34 for a discussion and reconciliation of these measures to our ROA and ROCE.
(a)
(a)

COMPANY
CAPITAL
3/31/17
Common stockholders’ equity / total
assets
12.58%
Common equity tier 1 capital ratio
10.79
Tier 1 risk-based capital ratio
12.23
Total risk-based capital ratio
13.71
Leverage capital ratio
9.24
BANK
CAPITAL
3/31/17
The Community Bank:
Common equity tier 1 capital ratio
12.65%
Leverage capital ratio
9.55
The Commercial Bank:
Common equity tier 1 capital ratio
14.90%
Leverage capital ratio
10.82
BALANCE
SHEET
3/31/17
Loans, net / total assets
79.8%
Securities / total assets
7.6
Deposits / total assets
58.8
Wholesale borrowings / total assets
26.3
ASSET
QUALITY
At or
for the Three Months Ended 3/31/17
Non-performing loans
(a)
/ total loans
(a)
0.16%
Non-performing assets
(b)
/ total assets
(b)
0.15
Net charge-offs / average loans (non-
annualized)
0.01
Balance Sheet Highlights
(a)
Non-performing loans and total loans exclude covered loans and non-covered PCI loans.
(b)
Non-performing assets and total assets exclude covered loans, covered OREO, and non-covered PCI loans.

TOTAL
HFI LOANS: $38.9 BN
AVERAGE
YIELD
ON
LOANS: 3.67%
TOTAL
DEPOSITS: $28.7 BN
AVERAGE
COST
OF
INTEREST-BEARING
DEPOSITS: 0.75%
LOANS
AT
3/31/17
DEPOSITS
AT
3/31/17
Loans and Deposits
ADC
1%
C&I
5%
1-4 Family
(Non-
covered)
1%
Covered
Loans
4%
Other
0%
Non-
Interest-
Bearing
10%

Multi-
Family
70%
CRE
19%
NOW and
MMA
45%
Savings
19%
CDs
26%

Reflecting the benefit of our recent preferred stock offering, our leverage and risk-based capital ratios exceed those of our regional peers.
RATIO
NYCB
AT
3/31/17
REGIONAL
PEERS
(a)
(MEDIAN
AT
3/31/17)
Tier 1 Risk-Based
Capital
12.23%
11.58%
Total Risk-Based Capital
13.71
13.26
Tier 1 Leverage
9.24
9.18
Common Equity Tier 1
10.79
11.11
(a)
Regional peers include BKU, BOKF, CBSH, CMA, EWBC, FHN, FRC, HBAN, KEY, MTB, PBCT, SBNY, SIVB, SNV, WBS, and  ZION.

STRATEGIC
ASSET
MANAGEMENT
Total Assets
at 9/30/14:
$48.7 Billion
Reduced securities by $3.8 billion through a combination of
repayments, sales, and calls
Sold loans of $4.5 billion:
–
$2.8 billion of multi-family loans (largely through participations)
–
$1.1
billion
of
CRE
loans
(largely
through
participations)
–
$631.3 million of 1–4 family loans
–
$3.4 million of ADC loans
Other
net
reductions
of
$13.0
billion
(including
loan
satisfactions
and refinancings)
Total Assets
at 3/31/17:
$48.8 Billion
Originated $17.7 billion of multi-family loans
Originated $3.7 billion of CRE loans
Result:
A $145,000
increase in total assets from 9/30/14
–
3/31/17.
Since 4Q 2014, we have been managing our assets
below the current SIFI threshold.

Our commitment to building value for our investors is reflected in our total return over the course of our public life.
TOTAL
RETURN
ON
INVESTMENT
(a)
Bloomberg
244%
213%
209%
245%
168%
260%
393%
450%
461%
609%
615%
717%
2,059%
2,754%
3,843%
2,670%
3,069%
4,265%
4,319%
4,682%
4,784%
4,237%
11/23/93
12/31/99
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
3/31/17
SNL U.S. Bank and Thrift Index
NYCB
(a)
CAGR since IPO:
24.1%
As
a
result
of
nine
stock
splits
between
1994
and
2004,
our
charter
shareholders
have
2,700
shares
of
NYCB
stock
for
each
100
shares
originally
purchased.

LOOKING FORWARD

We continue to be encouraged by recent signs of
regulatory easing.
Qualitative stress testing for financial institutions with assets greater than $50 billion and less than $250 billion has been eliminated.
The regulatory approval process for mergers resulting in the creation of a bank holding company with assets below $100 billion has been eased; the threshold was previously $25 billion.
There is general consensus among regulators, congressional leadership, and the current administration that the current $50 billion SIFI threshold should be raised.
Raising the SIFI threshold would:
—
facilitate our ability to engage in mergers with institutions, regardless of size;
—
enable us to grow our loan portfolio organically, as well as through acquisitions;
—
enable
us
to
grow
our
deposits
and
our
market
share
through
acquisitions;
and
—
reduce some of the costs we’ve incurred in our preparations for SIFI status, thereby improving our efficiency ratio.

We also are encouraged by proposed changes to the
federal tax laws for corporations.
The proposed changes to the federal corporate
tax laws would be expected to benefit our
earnings in two important ways:
Our current federal corporate tax rate is 35%.  All other things being equal, a reduction in the federal tax rate to 20% would be approximately 22% accretive to our earnings.
Our net deferred tax liabilities would be eliminated.

6/6/17
For More Information
VISIT
OUR
WEBSITE
:
ir.myNYCB.com
E-MAIL
REQUESTS
TO
:
CALL
INVESTOR
RELATIONS
AT
:
WRITE
TO
:
ir@myNYCB.com
(516) 683-4420
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY 11590

APPENDIX

While average stockholders’ equity, average assets, return on average assets, and return on average stockholders’ equity are financial measures that are recorded in accordance with
U.S. generally accepted accounting principles ("GAAP"), average tangible stockholders’ equity, average tangible assets, return on average tangible assets, and return on average tangible stockholders’ equity are not.  Nevertheless, it is management’s belief that these non-GAAP measures should be disclosed in our SEC filings, earnings releases, and other investor communications, for the following reasons:
1.
Average tangible stockholders’ equity is an important indication of the Company’s ability to grow organically and through business combinations, as well as our ability to pay dividends and to engage in various capital management strategies.
2.
Returns on average tangible assets and average tangible stockholders’ equity are among the profitability measures considered by current and prospective investors, both independent of, and in comparison with, our peers.
We calculate average tangible stockholders’ equity by subtracting from average stockholders’ equity the sum of our average goodwill and core deposit intangibles (“CDI”), and calculate average tangible assets by subtracting the same sum from our average assets.
Average tangible stockholders’ equity, average tangible assets, and the related non-GAAP profitability measures should not be considered in isolation or as a substitute for average stockholders’ equity, average assets, or any other profitability or capital measure calculated in accordance with GAAP.  Moreover, the manner in which we calculate these non-GAAP measures may differ from that of other companies reporting non-GAAP measures with similar names.
The
following
table
presents
reconciliations
of
our
average
common
stockholders’
equity
and
average
tangible
common
stockholders’
equity,
our
average
assets
and
average
tangible
assets, and the related GAAP and non-GAAP profitability measures for the three months ended March 31, 2017:
(dollars in thousands)
For the
Three Months Ended
March 31, 2017
Average common stockholders’ equity
$ 6,151,286
Less:  Average goodwill and core deposit intangibles
(2,436,286)
Average tangible common stockholders’ equity
$ 3,715,000
Average assets
$48,736,309
Less:  Average goodwill and core deposit intangibles
(2,436,286)
Average tangible assets
$46,300,023
Net
income
available
to
common
shareholders
(1)
$103,957
Add back:  Amortization of core deposit intangibles, net of tax
92
Adjusted
net
income
available
to
common
shareholders
(2)
$104,049
GAAP:
Return on average assets
0.85%
Return on average common stockholders’ equity
6.76
Non-GAAP:
Return on average tangible assets
0.90
Return on average tangible common stockholders’ equity
11.20
(1)
To calculate our returns on average assets and average common stockholders’ equity for a period, we divide the net income available to common shareholders generated during that period by the average assets and the average common stockholders’ equity recorded during that time.
(2)
To
calculate
our
returns
on
average
tangible
assets
and
average
tangible
common
stockholders’
equity
for
a
period,
we
adjust
the
net
income
available
to
common
shareholders
generated
during
that
period
by
adding
back
the
amortization
of
CDI,
net
of
tax,
and
then
divide
that
adjusted
net
income
by
the
average
tangible
assets
and
the
average
tangible
common
stockholders’
equity
recorded
during
that
time.
Reconciliations of GAAP and Non-GAAP Measures